EXHIBIT 99.1

SLIDE PRESENTATION

SUN TRUST ROBINSON HUMPHREY FINANCIAL SERVICES UNCONFERENCE

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares,
Inc.

Engineered for Success

5

Investor Relations Information
● The following information can be found on our
 Investor Relations Web site at
 www.nationalpennbancshares.com
 ● SEC Filings
 ● Corporate News
 ● AAnalyst Estimates
           ● and much more
● Contact information
 – Michael R. Reinhard, Chief Financial Officer
 610.369.6342 | mike.reinhard@nationalpenn.com
 – Michelle H. Debkowski, Investor Relations Officer
                610.369.6461 | michelle.debkowski@nationalpenn.com

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Safe Harbor Regarding
Forward Looking Statements
This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private
Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as
“believe,” “expect,” “may,” “will,” “should,’’ “project,” “plan,’’ “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: National
Penn’s obligations under the U.S. Treasury’s TARP Capital Purchase Program; ability to obtain new capital and locate growth opportunities; the ineffectiveness of National Penn’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; the performance of National Penn’s investment portfolio; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from announced transactions, and resulting difficulties in maintaining relationships with customers and employees; and challenges in establishing and maintaining operations in new markets. The foregoing review of important factors should be read in conjunction with the risk factors and other cautionary statements included in National
Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as well as any other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

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The Right Focus in this Environment
● Consistent business strategies
● Building capital
● Diversified sources of funding - focus
 on deposits
● Credit quality better than peers
● Diversifying sources of revenue
● Effective cost control

8

Snapshot as of March 31, 2009
● Founded 1874, headquartered in eastern PA

● NASDAQ ticker: NPBC
● $9.6 billion in total assets
● 127 community offices
● Part of S&P SmallCap 600 Index
● Successful acquirer/integrator
 over the past 18 years:
 – 11 community banks and thrifts
 – 5 branch transactions
 – 5 insurance agencies
 – 1 wealth entity

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Pennsylvania
Centre
Luzerne
Monroe
Carbon
Northampton
Schuylkill
Lehigh
Berks
Bucks
New Jersey
Montgomery
Lancaster
Chester
Philadelphia
York
Delaware
Cecil
New Castle
Maryland
Delaware

NATIONAL PENN

Located in the Heart of the Vibrant
Mid-Atlantic Region

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Relationship-based Business Model
● 5 geographic regions
 – each lead by a Regional President
● Interaction between regions and business lines
● Client contact is highly decentralized
● Support activities are highly centralized
● Relationship approach
 – client perceives bank as locally run
 – broad array of products and services
 – responsive, focused, deepen relationships

BANKING
Scope of Operations
● Eastern/central PA and
 northern DE and MD
● 127 Community offices
● 141 ATMs
Market Focus
● Retail clients in
 footprint
● Commercial clients in
 footprint
● Government and not-
 for-profit clients
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Diversified Lines of Business -
Banking, Insurance, Investments,
Trust

INSURANCE
Scope of Operations
● Primarily eastern PA, but
 licensed in 27 states
● 35th largest bank-owned
 agency in the U.S.
● 8 locations and 83 agents
● $300 million in annual
 premiums
Market Focus
● Personal lines
 products
● Commercial lines
 products
● Employer sponsored
 employee benefit
 programs
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Diversified Lines of Business -
Banking, Insurance, Investments,
Trust

WEALTH
Scope of Operations
● Primarily national with a
 growing international
 business
● Full array of wealth
 management products and
 services
● Assets under management
 or administration = $7.9
 billion
Market Focus
 A collection of boutique wealth
 management companies who
 specialize in a specific segment:
● Individuals, institutions
 in need of wealth
 management
● “Delaware Advantage”
● 401k Plan advisory
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Diversified Lines of Business -
Banking, Insurance, Investments,
Trust

100%
80%
60%
40%
20%
0%
Loans
Deposits
6.3%
5.3%
19.4%
15.6%
6.9%
3.2%
65.6%
61.9%
2005
2006
2007
2008

Growth in:
Growth 1Q09*
Loans:                                          .78%
Deposits: 4.23%
*non-annualized
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Solid Asset Growth Primarily
Funded by Local Deposits

Long-term
Borrowed Funds
$405
million
Sold
$150
million
Purchased
6/30/2008
4/30/2009
0
$1.4 billion
6/30/2008
4/30/2009
Strong Liquidity Position
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Daily Funds
Position

	Northampton	Lehigh	Berks	Centre	Chester
% of National Penn Deposits	17.7%	9.0%	20.4%	5.3%	14.1%
Market Rank	1	2	2	2	3
Market Share	22.5%	9.4%	14.2%	16.5%	9.2%
# Offices	23	16	20	5	19
As of 6.30.08
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Strong Market Share in Core
Counties

Excludes net loss from fair value adjustments and other-than-temporary impairment of investment securities

Total
Revenues
$89.3
Million
Wealth
7.4%
Insurance
4.4%
Other 5.5%
Deposit Fees
10.6%
3 Months ending
March 31, 2009
Net Interest
Income (FTE)
72.1%

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Diverse Sources of Revenue

$60,000
$55,000
$50,000
$45,000
$40,000
$53,826
$54,087
$55,204
$56,693
2Q08
3Q08
4Q08
1Q09

NATIONAL PENN

Core Operating Expenses
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Effective Cost Control

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Consistent Business Strategies
● Balanced organic and acquisition growth
● Solid credit quality and prudent risk
 management practices
● Community banking market niche
● Profitable relationship development
● Diversified revenue streams
● Focus on shareholder value

12%
10%
8%
6%
11.27%
11.81%
11.11%
10.81%
11.85%
11.61%
2004
2005
2006
2007
2008
3.31.09

NATIONAL PENN

Total Risk Based Capital Ratio
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Focused on Building Capital

6%
5%
4%
5.21%
5.48%
5.01%
5.16%
5.00%
4.87%
2004
2005
2006
2007
2008
3.31.09

Tangible Common Equity to Tangible Asset Ratio
18
Focused on Building Tangible
Common Equity

● 10% discount on new share purchases and
 reinvested dividends until the earlier of:
 – Receipt of a total of $75 million in optional cash
  contributions, or
 –         December 31, 2009
● Optional cash contributions recently increased
 to a maximum of $250,000 per month
● Approximately $46.2 million in new common
 equity capital since November 2008
19
Focused on Building Tangible
Common Equity

Dividend Reinvestment and Stock
Purchase Plan

3.31.08- $8.99Billion

12%
13%
8%
67%

3.31.09- $9.55Billion

13%
11%
7%
69%

Deposits Short Term Borrowings Long Term Borrowings Capital

NATIONAL PENN

NPBC Unused Borrowing Capacity
in Excess of $ 1Billion
20
Improved Sources of Funding

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Prudent Risk Management
● Conservative approach to risk
 management
● Diversification by industry and customer
 segments
● Adequate reserves - strong coverage of
 non-performing assets relative to peers
● Monitoring impact of economic downturn
 beginning to affect Mid-Atlantic region

0.8
0.6
0.4
0.2
0
Percentage
0.26
0.27
0.24
0.33
0.39
0.67
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

0.5
0.25
0
Percentage
0.14
0.05
0.06
0.08
0.29
0.24
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

NATIONAL PENN

Non-Performing Assets
as a percentage of total
assets
Net Charge-offs
to average loans (non-
annualized)
22
Credit Quality Consistent with
Slowing Economy

4.00%
3.00%
2.00%
1.00%
0.00%
0.67%
1.82%
0.67%
0.75%
1.36%
1.61%
1.33 X
0.77X

Source: Peer information from SNL as of/period ending 3.31.09
National
Penn
Peers
Non-performing
assets
to total assets
Net Charge-offs
to
average loans
(last 12 months)
Allowance for
loan
loss to loans
Allowance for loan
loss to
non-performing
assets
23
Strong Credit Quality Versus Peers
As of / Period Ending March 31, 2009

Corporate, 3.4%
Agency, 0.2%
Other, 3.2%
Muni, 42.7%
MBS, 50.5%

Total Investments
$1.91 Billion
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Investment Portfolio
as of March 31, 2009

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Compelling
Investment Considerations
● Mid-Atlantic location of franchise
● Knowledgeable and experienced management
 team
● Prudent risk management practices
● Strong credit quality relative to peers
● Current focus on capital management, liquidity
     and overall asset quality
● Leveraging of customer base and market
 disruption opportunities across recently expanded
 footprint by cross selling a full array of banking,
 insurance, investments, and trust
 offerings